                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                           AMERICAN HOMEPATIENT, INC.
     ------------------- ---------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         5)       Total fee paid:

                  -------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------

         3)       Filing Party:

                  -------------------------------------------------------------

         4)       Date Filed:

                  -------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                 TO BE HELD AT 10:30 A.M. CENTRAL DAYLIGHT TIME
                                 ON MAY 31, 2000

         LOCATION: OFFICES OF HARWELL HOWARD HYNE GABBERT & MANNER, P.C.
              1800 AMSOUTH CENTER (FORMERLY FIRST AMERICAN CENTER)
                              315 DEADERICK STREET
                           NASHVILLE, TENNESSEE 37238

To American HomePatient, Inc. Stockholders:

         The Board of Directors of American HomePatient, Inc. invites you to the Company's Annual Meeting of Stockholders next month. At the meeting, you and other stockholders will be able to vote on the following matters:

1. Approval of the Company's Independent Public Accountants. The Board recommends voting in favor of approving Arthur Andersen LLP as the Company's Independent Public Accountants. If approved, Arthur Andersen LLP will serve as the Company's Independent Public Accountants for the 2000 fiscal year.

2. Any other business that properly comes before the Annual Meeting. The Board does not know of any other business to be considered.

         Only stockholders of record at the close of business on April 10, 2000 are entitled to vote at the meeting.

         The Board urges you to exercise your right to vote at the meeting, either personally or by proxy. Whether or not you plan to attend the meeting, please complete the enclosed proxy card promptly and return it in the enclosed, self-addressed, stamped envelope to ensure that your shares will be represented and voted at the meeting as you instruct. If you attend the meeting, you may withdraw the proxy and vote your shares if you want.

         The Proxy Statement accompanying this notice describes the matters to be acted upon at the meeting. Please review it thoroughly.


                                    By Order of the Board of Directors,


                                    /s/ Marilyn O'Hara, Secretary


Brentwood, Tennessee
May 4, 2000

                           AMERICAN HOMEPATIENT, INC.

                          5200 MARYLAND WAY, SUITE 400
                         BRENTWOOD, TENNESSEE 37027-5018


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2000

                             SOLICITATION OF PROXIES

         The Board of Directors of American HomePatient, Inc. (the "Company") is furnishing this Proxy Statement to you in connection with its solicitation of proxies for the 2000 Annual Meeting of Stockholders, and any adjournment thereof. The Annual Meeting will be held at the offices of Harwell Howard Hyne Gabbert & Manner, P.C., 1800 AmSouth Center (formerly First American Center), 315 Deaderick Street, Nashville, Tennessee 37238 on Wednesday, May 31, 2000, at 10:30 a.m. Central Daylight Time. This Proxy Statement and the accompanying proxy card are being mailed to you and the Company's other stockholders on or about May 4, 2000.

         We encourage you to participate in voting at the Annual Meeting. You are invited to attend the meeting and vote your shares directly by submitting a ballot. Ballots will be provided at the meeting. You may instead vote by proxy, which allows you to direct someone else to vote your shares at the meeting on your behalf.

         To vote by proxy, you must complete, execute and return the accompanying proxy card before the Annual Meeting. Specific instructions are on the proxy card. Proxies will be voted in accordance with instructions noted on the proxy cards. If you do not complete the voting instructions, the persons named on the proxy card will vote your shares FOR the approval of Arthur Andersen LLP as the Company's Independent Public Accountants, all as more fully described in this Proxy Statement. We do not know of any other matters to be presented for action at the Annual Meeting. If any other matter does properly come before the meeting, however, the persons named on the proxy card will vote in accordance with their best judgment on the matter.

         You may revoke your proxy at any time before it is exercised by doing one of the following:

            -        Notifying the Company's Secretary in writing;
            -        Submitting a new proxy bearing a later date;
            - Attending the Annual Meeting and properly voting in person. (Attendance alone will not revoke your proxy.)

         The Company will pay for this proxy solicitation. It is expected that proxies will be solicited by mail only. The Company will ask banks, brokers and other custodians to forward this Proxy Statement, with attachments, to their customers who beneficially own the Company's stock, and the Company will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses in doing so.

                                     VOTING

         The Annual Meeting will be held on Wednesday, May 31, 2000 in Nashville, Tennessee. A majority of the Company's common stock, par value $.01 per-share (the "Common Stock"), must be represented at the Annual Meeting, either in person or by proxy, in order to transact business.

         At the Annual Meeting of Stockholders, you and the Company's other stockholders will be asked to vote on the approval of Arthur Andersen LLP to serve as the Company's Independent Public Accountants (See Proposal 1: "Approval of the Company's Independent Public Accountants" starting on page 4 of this Proxy Statement).

         We know of no other matters to be brought before the Annual Meeting. If any other matter is duly presented for action, the persons named on the enclosed proxy card to vote on such matter will vote in accordance with their best judgment, unless you direct them to do otherwise on the proxy card.

         All stockholders of record on April 10, 2000 will be entitled to vote at the Annual Meeting. You and the Company's other stockholders are entitled to one vote for each share of the Company's Common Stock owned of record at the close of business on April 10, 2000. The Company has no other classes of voting stock issued. Although the Company has the authority to issue shares of preferred stock in one or more series, it has not designated or issued any series of preferred stock. There were 15,471,086 shares of the Common Stock outstanding on April 25, 2000.

         The approval of Arthur Andersen LLP will be by the affirmative vote of a majority of shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. There are no cumulative voting rights. There is no appraisal or similar right of dissenters respecting the matter to be voted upon. Any other matters which may be properly submitted to the stockholders will be approved by the affirmative vote of a majority of shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

         Shares represented by a proxy will be voted in the manner directed by the shareholder. If a shareholder returns a proxy and abstains from voting on any matter, the shares represented by such proxy will be considered present for purposes of determining the presence of a quorum at the Annual Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained or withheld authority. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present for purposes of determining the presence of a quorum but will not be considered as present and entitled to vote with respect to such matters.

                        MISCELLANEOUS MATTERS CONCERNING
                               THE ANNUAL MEETING

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         There was one stockholder proposal submitted for this Annual Meeting and it has been substantially adopted by the Company. The proposal provided for the adoption of voluntary stock ownership guidelines by the Company's Board of Directors. We must receive stockholder proposals for the 2001 Annual Meeting at the Company's principal executive offices (5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018) no later than January 4, 2001 in order for the proposals to be eligible for inclusion in the Company's proxy materials for the 2001 Annual Meeting.

1999 ANNUAL REPORT

         Along with this Proxy Statement, we are mailing to you and our other stockholders a copy of the Company's 1999 Annual Report on Form 10-K.

      PROPOSAL 1: APPROVAL OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's Board of Directors has appointed the accounting firm of Arthur Andersen LLP to serve as the Company's Independent Public Accountants for the 1999 fiscal year, and Arthur Andersen LLP is currently serving as the Company's Independent Public Accountants for the 2000 fiscal year. A representative of Arthur Andersen LLP will attend the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

         THE BOARD RECOMMENDS THAT ALL STOCKHOLDERS VOTE IN FAVOR OF THE
       APPROVAL OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC
                                  ACCOUNTANTS.

             INFORMATION REGARDING THE COMPANY'S BOARD OF DIRECTORS

         The Company's Board of Directors currently consists of seven members and is divided into three classes (Class 1, Class 2 and Class 3). All Directors generally hold office for three-year terms and then until their successors have been duly elected and qualified. The term of Class 3 Directors Edward K. Wissing, Allan C. Silber and Edward Sonshine is set to expire at this Annual Meeting of Stockholders.

         Class 3 Directors Allan C. Silber, Edward Sonshine and Edward K. Wissing have informed the Company that they will not stand for re-election and will resign immediately prior to the Annual Meeting. Class 2 Director Morris A. Perlis has informed the Company that he will resign immediately prior to the Annual Meeting. Directors Silber, Sonshine and Perlis are affiliated with Counsel Corporation, the Company's largest single shareholder. Counsel Corporation has announced that it intends to distribute all of its shares of Company Common Stock to Counsel Corporation's shareholders prior to the Annual Meeting. Former Class 1 Director Thomas A. Dattilo resigned from the Board in March 2000. The Board has voted, effective upon the resignation of Directors Silber, Sonshine, Wissing and Perlis, to reduce the number of Board seats to three (3).

CONTINUING CLASS 1 AND 2 DIRECTORS

         The following Class 1 and Class 2 Directors will continue to serve on the Company's Board following the 2000 Annual Meeting. The term of the Class 1 Directors will expire at the 2001 Annual Meeting, and the term of the Class 2 Directors will expire at the 2002 Annual Meeting. The following table contains biographical information of the continuing Directors.


                                                                              HIS PRINCIPAL OCCUPATIONS
DIRECTOR'S NAME                       HIS AGE                                 DURING THE LAST FIVE YEARS
---------------                       -------      --------------------------------------------------------------------------------
Henry T. Blackstock (1)(4)(5)(6)       56          Mr. Blackstock has served as a Director of the Company since September 1991. He has served as Vice President and Director of Research of SouthTrust Asset
                                                   Management, a banking institution, since January 1999. He was Chairman and Chief
                                                   Executive Officer of Tucker Management Group, a hedge fund management firm, from
                                                   July 1989 to January 1999.

Mark Manner (1)                        48          Mr. Manner has served as a Director of the Company since May 1995. He has been a shareholder of the Nashville-based law firm Harwell Howard Hyne Gabbert & Manner,
                                                   P.C. since February 1988.

Joseph F. Furlong, III (2)(3)(5)       51          Mr. Furlong has served as a Director of the Company since June 1994 and as its
                                                   President and Chief Executive Officer since November 1998. He has served as
                                                   President of Adirondack Capital Advisors, LLC, a financial advisory firm, since
                                                   May 1996. Mr. Furlong was a partner of Colman Furlong & Co., a merchant banking firm, from February 1991 to May 1996. He served as a director of PharMerica from
                                                   December 1994 until December 1997 and as a director of Healthy Planet, Inc., an environmentally friendly manufacturer of greeting cards, from June 1996 until May
                                                   1998.

         Except for Director Manner, each Class 1 and Class 2 Director is a member of at least one of the Board's standing Committees. The footnotes indicate Committee membership as follows:

         (1)      Class 1 Director
         (2)      Class 2 Director
         (3)      Member of the Executive Committee
         (4)      Member of the Compensation Committee
         (5)      Member of the Audit Committee
         (6)      Member of the Disinterested Stock Option Committee

DIRECTOR COMPENSATION

         The Company pays Directors who are not its officers or employees (currently Directors Blackstock, Manner, Silber, Perlis, Sonshine, and Wissing) the following fees: (i) an annual director's fee of $10,000.00, (ii) a fee of $500.00 for each Board or Board Committee meeting attended by telephone, and
(iii) a fee of $1,000.00 for each Board or Board Committee meeting attended in person. The Company, however, pays no fees for attendance at a Committee meeting occurring on the same day as a meeting of the Board. In addition, the Company reimburses all Directors for actual expenses incurred in connection with attendance at Board or Committee meetings. In January 2000, the Board adopted a proposal that recommends that each Director voluntarily use fifty percent (50%) of the annual cash directors fees received by each Director to purchase shares of the Company's Common Stock. (See "Deadline for Submitting Stockholder Proposals for the 2001 Annual Meeting" appearing on page 3 of this Proxy Statement.)

         In 1995, the Company adopted a nonqualified stock option plan for Directors (the "1995 Plan"). Under the 1995 Plan, as amended in February 2000, each Director either continuing to serve on the Board after May 31, 2000 or first elected to the Board after May 31, 2000 receives a one time option to acquire 50,000 shares of Common Stock. Each Director also receives an additional option to acquire 3,000 shares of Common Stock on December 31 of each year following the year he was first elected to the Board, so long as he served as a Director for at least six (6) months during that year. In all cases, the per-share exercise price of the options equals the closing market price of the Common Stock on the day immediately before the date of grant.

         Director Manner is a shareholder of the law firm Harwell Howard Hyne Gabbert & Manner, P.C. ("Harwell Howard"). The Company engaged Harwell Howard during 1999 to give legal advice in a variety of activities, for which the firm was paid legal fees (exclusive of expenses and advances) of approximately $670,000. Harwell Howard continues to give legal advice to the Company and, during 2000, has been paid legal fees (exclusive of expenses and advances) in excess of $239,000. Board members not affiliated with Mr. Manner's law firm periodically review and approve the terms of Harwell Howard's engagement by the Company.

AFFILIATIONS

         Director Silber is a director and Chief Executive Officer of Counsel Corporation, and he also serves as Chairman and President of DCAmerica Inc. Director Sonshine is also a director and Vice Chairman of Counsel Corporation, Chief Executive Officer of Counsel Management Services, Inc., and is a director of Counsel Healthcare Assets, Inc. Director Perlis, the Chairman of the Board, is also a director and President of Counsel Corporation. AHOM Holdings, Inc., which beneficially owns 25.7% of the Company's Common Stock, is an indirect, wholly-owned subsidiary of Counsel Corporation.

MEETINGS AND COMMITTEES

         During 1999, the Board of Directors held eight meetings and adopted four written consent actions. Each Director attended meetings or executed written consent actions with respect to at least 75% of the meetings and consent actions of the Board and its Committees held or taken in 1999 while he served as a Director.

         The Board has standing Audit, Executive, Compensation and Disinterested Stock Option Plan Committees. The Board does not have a nominating committee.

         The Executive Committee is presently composed of Directors Perlis, Silber and Furlong. The Board has the authority to designate an executive committee to carry out any functions of the Board. Between meetings of the Board, the Executive Committee may exercise all powers of the Board. During 1999, the Executive Committee held no meetings and adopted one written consent action.

         The Compensation Committee is presently composed of Directors Blackstock and Silber. Former Director Thomas A. Dattilo also served on the Compensation Committee during 1999 and until he resigned in March 2000. This Committee approves remuneration arrangements for the Company's executive officers and reviews compensation plans relating to executive officers, Directors and employees generally. In 1999, the Compensation Committee held one meeting and adopted no written consent actions.

         The Audit Committee is presently composed of Directors Blackstock, Furlong, Wissing and Sonshine. This Committee engages independent auditors, reviews audit fees, supervises matters relating to audit functions, and reviews and sets internal polices and procedures regarding audits, accounts and other financial controls. In 1999, the Audit Committee held two meetings and adopted no written consent actions.

         The Disinterested Stock Option Plan Committee is presently composed of Directors Blackstock and Sonshine. This Committee grants options to the Company's Directors, employees and agents under the Company's 1991 Nonqualified Stock Option Plan (the "1991 Plan"). In 1999, the Disinterested Stock Option Plan Committee held no meetings and adopted two written consent actions.

                          STOCK OWNERSHIP OF DIRECTORS,
                    EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS


         The following table contains stockholding information as of April 12, 2000 for (i) persons known to us to be holders of 5% or more of the Company's Common Stock, (ii) each Director, including the those Directors resigning as of the Annual Meeting, (iii) each of the executive officers named in the Summary Compensation Table on page 11, and (iv) all Directors and executive officers as a group. Unless otherwise indicated, all holdings are of record and beneficial.

         Ownership of the Company's Common Stock is shown on a "beneficial" basis. Generally, a person "beneficially owns" shares if he or she either has the right to vote those shares or dispose of them. Consequently, more than one person may be considered beneficially to own the same shares.

         In this Proxy Statement, unless otherwise specifically noted, a person has sole voting and dispositive power for the shares shown as beneficially owned by him or her. For purposes of computing beneficial ownership and the percentages of outstanding shares held by each person or group of persons on a given date, shares which such person or group has the right to acquire within sixty (60) days after April 12, 2000 are shares for which such person has beneficial ownership and are deemed to be outstanding for purposes of computing the percentage for such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person. As of April 12, 2000, there were 15,471,086 shares of the Company's Common Stock outstanding.


                                                                 NUMBER OF SHARES    PERCENTAGE OF
NAME                                                            BENEFICIALLY OWNED    TOTAL SHARES
----                                                            ------------------    ------------
Counsel Corporation(1)...................................          3,979,625              25.7%
  130 King Street West, Suite 1300
  Toronto, Ontario, Canada  MX5 1E3
Putnam Investments Inc.(2)...............................          1,152,300               7.4
  One Post Office Square
  Boston, Massachusetts 02109
Thomson Horstmann & Bryant, Inc.(3)......................            885,200               5.7
  Park 80 West Plaza Two
  Saddle Brook, New Jersey 07663
Joseph F. Furlong, III(4)................................            551,545               3.4
Marilyn O'Hara(5)........................................             30,500                *
Thomas E. Mills(6).......................................             47,500                *
Kathey S. Palmer(7)......................................             87,070                *
Edward K. Wissing(8).....................................            412,500               2.6
Allan C. Silber1,(9).....................................             15,000                *
Henry T. Blackstock(10)..................................             15,000                *
Edward Sonshine(11)......................................             15,000                *
Morris A. Perlis(12).....................................             15,000                *
Mark Manner(13)..........................................             30,000                *
All Directors and named executive officers                         1,219,115               7.3
  as a group (10 persons)(14)............................

-----------------

*        Indicates less than 1% ownership.

1 Counsel Corporation, a Toronto, Ontario, Canada corporation, owns 100% of Counsel Healthcare Assets Inc., which owns 100% of Counselcare Ltd., which owns 100% of DCAmerica Inc., which owns 100% of AHOM Holdings, Inc., which, as of April 12, 2000, directly beneficially owns the shares of Common Stock listed in the table (See "Information Regarding the Company's Board of Directors" starting on page 5 of this Proxy Statement).

2 Ownership information included in the table is based on a Schedule 13G/A filed on February 17, 2000 by Putnam Investments, Inc., claiming shared voting power of 441,100 shares and dispositive power of 1,152,300 shares directly and through its subsidiary.

3 Ownership information included in the table is based on a Schedule 13G/A filed on January 22, 1999 by Thomson Horstmann & Bryant, Inc., claiming sole voting power of 614,200 shares and dispositive power of 885,200 shares.


4 The amount shown includes 15,000 shares purchasable upon exercise of options at $10.04 per-share, 7,500 shares purchasable upon exercise of options at $16.50 per-share, 300,000 shares purchasable upon exercise of options at $2.125 per-share and 200,000 shares purchasable upon exercise of options at $0.56 per-share, all such options being issued under the 1991 Nonqualified Stock Option Plan (the "1991 Plan"). The amount also includes shares purchasable upon exercise of options issued under the 1995 Nonqualified Stock Option Plan for Directors (the "1995 Plan"), being 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per-share exercise price, 3,000 shares at a $1.69 per-share exercise price and 3,000 shares at a $0.53 per-share exercise price.

5 The amount shown includes shares purchasable upon exercise of options issued under the 1991 Plan: 17,500 shares at a $2.125 per-share exercise price and 12,500 shares at a $0.56 per-share exercise price.

6 The amount shown includes shares purchasable upon exercise of options issued under the 1991 Plan: 35,000 shares at a $2.125 per-share exercise price and 12,500 shares at a $0.56 per-share exercise price.

7 The amount shown includes shares purchasable upon exercise of options issued under the 1991 Plan: 7,500 shares at a $10.00 per-share exercise price, 9,000 shares at a $16.50 per-share exercise price, 7,500 shares at a $17.50 per-share exercise price, 8,000 shares at a $21.50 per-share exercise price, 15,000 shares at a $18.125 per-share exercise price and 35,000 at a $2.125 per-share exercise price.

8 The amount shown includes shares purchasable upon exercise of options issued under the 1991 Plan and additional shares purchasable upon exercise of options issued under the 1995 Plan. Such number of shares and respective per-share exercise prices are as follows: Under the 1991 Plan - 37,500 shares at $15.83, 75,000 shares at $16.50, 225,000 shares at $17.50 and 50,000 shares at $18.125. Under the 1995 Plan - 3,000 shares at $19.67, 3,000 shares at $26.25, 3,000 shares at $21.06, 3,000 shares at $1.69 and 3,000 shares at $0.53.

9 The amount shown excludes options issued under the 1991 Plan to purchase 350,000 shares voluntarily surrendered in December 1998 and includes shares purchasable upon exercise of options issued under the 1995 Plan. Such number of shares and respective per-share exercise prices under the 1995 Plan are as follows: 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per- share exercise price, 3,000 shares at a $1.69 per-share exercise price and 3,000 shares at a $0.53 per-share exercise price. The amount shown does not include shares of Common Stock beneficially owned by Counsel. See footnote (1) above.

10 The amount shown includes shares purchasable upon exercise of options issued under the 1995 Plan, being 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per-share exercise price, 3,000 shares at a $1.69 per-share exercise price and 3,000 shares at a $0.53 per-share exercise price.

11 The amount shown includes shares purchasable upon exercise of options issued under the 1995 Plan, being 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per-share exercise price, 3,000 shares at a $1.69 per-share exercise price and 3,000 shares at a $0.53 per-share exercise price.

12 The amount shown excludes options issued under the 1991 Plan to purchase 350,000 shares voluntarily surrendered in December 1998 and includes shares purchasable upon exercise of options issued under the 1995 Plan, 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per-share exercise price, 3,000 shares at a $1.69 per-share exercise price and 3,000 shares at a $0.53 per-share exercise price.

13 The amount shown includes 7,500 shares purchasable upon exercise of options at $20.67 issued under the 1991 Plan and additional shares purchasable upon exercise of options issued under the 1995 Plan, being 7,500 shares at a $20.67 per-share exercise price, 3,000 shares at a $19.67 per-share exercise price, 3,000 shares at a $26.25 per-share exercise price, 3,000 shares at a $21.06 per-share exercise price, 3,000 shares at a $1.69 per-share exercise price and 3,000 shares at a $0.53 per-share exercise price.

14 The amount shown includes 1,069,500 shares purchasable upon exercise of options issued under the 1991 Plan and 120,000 shares purchasable upon exercise of options issued under the 1995 Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, its Directors, and persons who own more than 10% of its Common Stock to file reports regarding their stockholdings in the Company with the Securities and Exchange Commission ("SEC"). They are required to send the Company copies of all Section 16(a) reports they file.

         Based solely on representations of the Company's Directors and executive officers and our review of reports on file, we believe that all such reports were timely filed.

                               EXECUTIVE OFFICERS

         This table provides biographical information regarding the Company's executive officers:


                                            PRINCIPAL OCCUPATIONS
OFFICER'S NAME               AGE            DURING THE LAST FIVE YEARS
--------------               ---    -------------------------------------------
Joseph F. Furlong             51    Mr. Furlong has served as a Director of
                                    the Company since June 1994 and as its
                                    President and Chief Executive Officer since
                                    November 1998.

                                    He has served as President of Adirondack
                                    Capital Advisors, LLC, a financial advisory firm, since May 1996. Mr. Furlong was a partner of Colman Furlong & Co., a merchant banking firm, from February 1991 to May 1996. He served as a director of Pharmerica from December 1994 until December 1997 and as a director of Healthy Planet, Inc., an environmentally friendly manufacturer of greeting cards, from June 1996 until May 1998.

Marilyn O'Hara                54    Ms. O'Hara has been the Company's Executive
                                    Vice President, Chief Financial Officer and
                                    Secretary since January 1999.

                                    Ms. O'Hara was Chief Financial Officer for
                                    U.S. Laboratory Corp., a clinical
                                    laboratory, from May 1996 to December 1998.
                                    Ms. O'Hara was the Treasurer of Medicalab,
                                    Inc., a clinical laboratory, from October
                                    1988 to April 1996.

Thomas E. Mills               45    Mr. Mills rejoined the company as Executive
                                    Vice President and Chief Operating Officer in November 1998.

                                    Mr. Mills served as President of Mills and Associates, a consulting company, during portions of 1998. Mr. Mills was the Company's Senior Vice President-Strategic Alliances from February 1996 until December 1997. He was the Company's Senior Vice President and Chief Operating Officer from May 1994 to February 1996, and its Secretary from May 1994 to June 1994. Mr. Mills was Chief Operating Officer and Vice President of AHPT from August 1992 to May 1994, and Senior Vice President of AHPT from February 1992 to August 1992.

Kathey S. Palmer              42    Ms. Palmer has been the Company's Senior
                                    Vice President of Marketing, Investor
                                    Relations and Sales Support since August
                                    1997. From December 1994 to August 1997, she served as Vice President of Marketing and Investor Relations, and from November 1991 to December 1994 she was Vice President of Marketing.

EXECUTIVE COMPENSATION

         The following table provides compensation information for the 1999, 1998 and 1997 fiscal years regarding the Company's chief executive officer and, on December 31, 1999, the Company's three other named executive officers.
The principal positions given in the table are as of December 31, 1999.

         The Company did award annual bonuses to management personnel for 1997 and 1999 performance but did not award annual bonuses to management personnel for 1998 performance.

         Perquisites for each executive officer are in amounts which do not require disclosure.

                           SUMMARY COMPENSATION TABLE

                                                Annual Compensation                           Long-Term Compensation
                                         --------------------------------------  -------------------------------------------------
                                                                                        Awards             Payouts
                                                                                 -----------------------   --------
                                                                                              Securities   Long-Term
                                                                     Other       Restricted   Underlying   Incentive
                                                                    Annual          Stock      Options/      Plan       All Other
      Name and Principal                   Salary      Bonus     Compensation      Award(s)       SARs      Payouts  Compensation(1)
           Position                Year      ($)        ($)           ($)            ($)          (#)        ($)           ($)
------------------------------     ----  ----------   --------  ---------------  ----------- ------------- ---------- ------------
Joseph F. Furlong III              1999    360,000    200,000          -0-         -0-        203,000(2)        -0-         -0-
  President and CEO                1998     55,000        -0-          -0-         -0-        303,000(2)        -0-         -0-
                                   1997        -0-        -0-          -0-         -0-          3,000(3)        -0-         -0-
Marilyn O'Hara                     1999    160,000     70,000          -0-         -0-         50,000           -0-         -0-
  Executive Vice                   1998        -0-        -0-          -0-         -0-         35,000           -0-         -0-
  President, Chief                 1997        -0-        -0-          -0-         -0-            -0-           -0-         -0-
  Financial Officer and
  Secretary
Thomas E. Mills                    1999    190,000     85,000          -0-         -0-         50,000           -0-         -0-
  Executive Vice                   1998     27,972        -0-          -0-         -0-         70,000(4)        -0-         -0-
  President and Chief              1997    156,000        -0-          -0-         -0-            -0-           -0-       9,360
  Operating Officer
Kathey S. Palmer                   1999    130,000     29,575          -0-         -0-            -0-           -0-         -0-
  Senior Vice President            1998    122,597        -0-          -0-         -0-         35,000(4)        -0-       6,744
  of Marketing, Investor           1997    100,000     10,150          -0-         -0-         15,000(5)        -0-      16,487(6)
  Relations and Sales
  Support

---------------------

1 Except as noted below in footnote 6, amounts listed reflect matching contributions made by the Company under its Supplemental Executive Retirement Plan ("SERP") in 1998 and 1997. The Company terminated the SERP in 1999.

2 Amounts include options granted under 1991 Plan upon employment and 1995 Plan for services as a Director.

3 Amounts reflect options granted under the 1995 Plan for services as a Director.

4 Amounts include options granted in the last fiscal quarter of 1998 that relate to 1998 performance.

5 Amounts include options granted in the first fiscal quarter of 1998 that relate to 1997 performance.

6 Amount includes $10,150 of benefits based on split-dollar life insurance premiums paid, at the option of the executive officer, in lieu of one- half (1/2) of her annual incentive bonus.

EMPLOYMENT AND OTHER AGREEMENTS

Joseph F. Furlong, III

         Mr. Furlong assumed the positions of President and Chief Executive Officer of the Company on November 6, 1998. Under the terms of Mr. Furlong's Employment Agreement, amended as of January 1, 2000, he receives an annual base salary of $420,000. Additionally, the Company granted him options pursuant to the 1991 Plan to acquire 300,000 shares of the Company's Common Stock, subject to the conditions of that Plan.

         Both Mr. Furlong and the Company can terminate the Employment Agreement without cause at any time upon four (4) weeks prior written notice to the other. The Company may also terminate the Employment Agreement at any time upon written notice for "cause" which is defined as (i) gross or willful misconduct, (ii) being charged or convicted of either a felony or a misdemeanor involving moral turpitude, (iii) disability to such an extent that Mr. Furlong is unable to perform services hereunder for a period of one month, or (iv) Mr. Furlong's death.

Marilyn O'Hara

         On January 1, 1999, the Company entered into an Employment Agreement with Ms. O'Hara. Under the terms of Ms. O'Hara's Employment Agreement, amended as of January 1, 2000, she receives an annual base salary of $190,000.

         The Company can terminate the Employment Agreement at any time without stated cause. In such event, Ms. O'Hara will receive a severance payment in an amount equal to the following: (i) her monthly base salary as in effect at the time of termination multiplied by the lesser of (y) the number of months remaining in the then current term of the Employment Agreement, or (z) twelve
(12), plus (ii) the annual incentive compensation Ms. O'Hara received for performance during the Company's immediately preceding fiscal year, multiplied by a fraction, the numerator of which is the total number of full calendar months during which Ms. O'Hara was employed by the Company during the Company's current fiscal year prior to termination and the denominator of which is twelve
(12).

         In the event there is a change in control and the Company terminates Ms. O'Hara's employment within twelve (12) months following such change in control, Ms. O'Hara will be entitled to receive as a severance payment in a lump sum upon such termination an amount equal to the sum of (i) her monthly base salary as in effect at the time of such termination multiplied by twelve (12), plus (ii) the annual incentive compensation Ms. O'Hara received for performance during the immediately preceding fiscal year, multiplied by a fraction, the numerator of which is the total number of full calendar months during which Ms. O'Hara was employed by the Company during the Company's current fiscal year prior to termination and the denominator of which is twelve (12). Additionally, the Company will continue certain of Ms. O'Hara's employee benefits for one year and Ms. O'Hara will be entitled to receive her vested account balances, if any, under the Company's Stock Purchase Plan. Whether or not Ms. O'Hara's employment is terminated, upon a change of control, any stock options granted to Ms. O'Hara will be fully vested, subject to the terms of the governing stock option plan.

         Ms. O'Hara can terminate the Employment Agreement without cause at any time upon thirty (30) days written notice to the Company and upon fifteen (15) days written notice in the event the Company willfully breaches any material terms of the Employment Agreement. The Company may also terminate the Employment Agreement at any time upon written notice for "cause" which is defined as (i) insubordination, malfeasance, misconduct, (ii) charge or conviction of a felony or of a misdemeanor involving moral turpitude, (iii) the inability of Ms. O'Hara to perform her duties under the Employment Agreement for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) consecutive day period) by reason of illness or mental or physical disability, (iv) death, and
(v) other circumstances deemed by the Company to be materially detrimental to the Company.

         Upon termination of employment, Ms. O'Hara is prohibited from competing with the Company for one year.

Thomas E. Mills

         On December 31, 1999, the Company entered into an Employment Agreement with Thomas E. Mills. Under the terms of Mr. Mills's Employment Agreement, he receives an annual base salary of $220,000.

         The Company can terminate the Employment Agreement at any time without stated cause. In such event, Mr. Mills will receive a severance payment in an amount equal to the following: (i) his monthly base salary as in effect at the time of termination multiplied by the lesser of (y) the number of months remaining in the then current term of the Employment Agreement, or (z) twelve
(12), plus (ii) the annual incentive compensation Mr. Mills received for performance during the Company's immediately preceding fiscal year, multiplied by a fraction, the numerator of which is the total number of full calendar months during which Mr. Mills was employed by the Company during the Company's current fiscal year prior to termination and the denominator of which is twelve
(12).

         In the event there is a change in control and the Company terminates Mr. Mills's employment within twelve (12) months following such change in control, Mr. Mills will be entitled to receive as a severance payment in a lump sum upon such termination an amount equal to the sum of (i) his monthly base salary as in effect at the time of such termination multiplied by twelve (12), plus (ii) the annual incentive compensation Mr. Mills received for performance during the immediately preceding fiscal year, multiplied by a fraction, the numerator of which is the total number of full calendar months during which Mr. Mills was employed by the Company during the Company's current fiscal year prior to termination and the denominator of which is twelve (12). Additionally, the Company will continue certain of Mr. Mills's employee benefits for one year and Mr. Mills will be entitled to receive his vested account balances, if any, under the Company's Stock Purchase Plan. Whether or not Mr. Mills's employment is terminated, upon a change of control, any stock options granted to Mr. Mills will be fully vested, subject to the terms of the governing stock option plan.

         Mr. Mills can terminate the Employment Agreement without cause at any time upon thirty (30) days written notice to the Company and upon fifteen (15) days written notice in the event the Company willfully breaches any material terms of the Employment Agreement. The Company may also terminate the Employment Agreement at any time upon written notice for "cause" which is defined as (i) insubordination, malfeasance, misconduct, (ii) charge or conviction of a felony or of a misdemeanor involving moral turpitude, (iii) the inability of Mr. Mills to perform his duties under the Employment Agreement for a period of thirty (30) consecutive days (or sixty (60) total days in any ninety (90) consecutive day period) by reason of illness or mental or physical disability, (iv) death, and
(v) other circumstances deemed by the Company to be materially detrimental to the Company.

         Upon termination of employment, Mr. Mills is prohibited from competing with the Company for one year.

Kathey S. Palmer

         On December 23, 1997, the Company entered into a confidentiality, non-competition and severance pay agreement with Kathey S. Palmer, which agreement was amended on February 15, 1999. If the Company terminates Ms. Palmer's employment either (i) "without cause" or (ii) within one year after a change in control, Ms. Palmer will receive a severance payment in an amount equal to the following: (i) her annual base salary (currently $130,000), plus $6,000, the amount of her annual vehicle allowance, plus (ii) an amount equal to the annual incentive bonus she received during the last fiscal year ($29,575 in 1999) multiplied by a fraction, the numerator of which is the number of months Ms. Palmer is employed by the Company during the current year, and the denominator of which is twelve. In addition, upon termination resulting from a change in control of the Company, the Company will continue certain of Ms. Palmer's employee benefits for one year. Upon a change in control, Ms. Palmer will be entitled to receive her vested account balances, if any, under the Company's Stock Purchase Plan.

         Upon a change in control of the Company, any stock options granted to Ms. Palmer will be fully vested, whether or not she is terminated, subject to the terms of the 1991 Plan.

         Termination "without cause" shall not include: (i) termination "for cause," (ii) resignation by Ms. Palmer or (iii) her death or disability. "Cause" shall mean: (i) insubordination, malfeasance or misconduct by Ms. Palmer, (ii) Ms. Palmer being charged with or conviction of felony offense or misdemeanor involving moral turpitude, and (iii) material breach of her employment agreement. Upon termination of employment, Ms. Palmer is prohibited from competing with the Company for one year.

         Pursuant to a Letter Agreement between Ms. Palmer and the Company dated February 9, 2000, Ms. Palmer's employment will be terminated "without cause" effective June 1, 2000.

OPTION GRANTS

         The following table provides information concerning stock option grants made in 1999 under both the 1991 Plan and the 1995 Plan to each of the executive officers named in the Summary Compensation Table. In 1999, the Company granted to employees options to purchase a total of 424,750 shares of Common Stock under the 1991 Plan and under the 1995 Plan options to purchase a total of 24,000 shares of Common Stock, for a total of options to purchase 448,750 shares of Common Stock. The Company grants no stock appreciation rights.

         Mr. Furlong's option to acquire 3,000 shares of Common Stock was granted automatically on December 31, 1999 under the 1995 Plan.

         (See the "Summary Compensation Table" appearing on page 11 and "Employment and Other Agreements" appearing on page 12 of this Proxy Statement.)

         The dollar amounts appearing in the table's last two columns are the result of calculations at the 5% and 10% rates as required by the SEC. These amounts are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                        Potential Realizable Value
                                                                                                          at Assumed Annual Rate
                                                                                                       of Stock Price Appreciation
                                                     Individual Grants                                       For Option Term
                           --------------------------------------------------------------------------  ----------------------------
                                      Number         % of Total
                                   of Securities    Options/SARs
                                    Underlying       Granted to          Exercise or
                                   Options/SARS      Employees          Base Price      Expiration
                Name               Granted (#)     in Fiscal Year          ($/SH)           Date            5% ($)     10%($)
-------------------------- ---------------------- ------------------    ------------   --------------    ----------- -----------
Joseph F. Furlong III                3,000               .7%                 .53         12/31/2009           999.94     2,534.05
                                   200,000             47.1                  .56         11/10/2009        70,436.20   178,499.16
Marilyn O'Hara                      50,000             11.8                  .56         11/10/2009        17,609.05    44,624.79
Thomas E. Mills                     50,000             11.8                  .56         11/10/2009        17,609.05    44,624.79
Kathey S. Palmer                        --               --                   --                 --               --           --

OPTION EXERCISES AND VALUES

    The following table provides information concerning exercise of options during 1999 by the executive officers named in the Summary Compensation Table and the year-end value of unexercised options held by each such officer. No named executive officer exercised any options during 1999. The Company grants no stock appreciation rights.

    Options are classified as "in-the-money" (a term used in the last column of the table) if the market value of the underlying Common Stock exceeds the exercise price of the option. The value of such in-the-money options is the difference between the option exercise price and $0.54, the per-share market value of the underlying Common Stock as of December 31, 1999. Such amounts may not necessarily be realized. Actual values realized, if any, upon the exercise of options will be based on the market price of shares of Common Stock at the time of exercise, and are thus dependent upon future performance of the Common Stock.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES



                          Shares
                          Acquired                       Number of Securities Underlying         Value of Unexercised
                        on Exercise    Value Realized       Unexercised Options/SARs at        In-the-Money Options/SARs  at
    Name                    (#)              ($)             1999 Fiscal Year-End(#)             1999 Fiscal Year End ($)
----------------------  -----------    ---------------   ------------------------------        ------------------------------
                                                            Exercisable/Unexercisable             Exercisable/Unexercisable
                                                         ------------------------------        ------------------------------
Joseph F. Furlong III      -0-              -0-                    537,500/-0-                          30.00/-0-
Marilyn O'Hara             -0-              -0-                 30,000/55,000                             -0-/-0-
Thomas E. Mills            -0-              -0-                 47,500/72,500                             -0-/-0-
Kathey S. Palmer           -0-              -0-                 57,500/24,500                             -0-/-0-

COMPENSATION COMMITTEE REPORT

    This Compensation Committee Report is not deemed to be part of any document filed with the SEC pursuant to the Securities Act of 1933 (the "Securities Act") or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the members of the Compensation Committee named below.

    The Compensation Committee of the Board of Directors makes decisions on compensation of the Company's senior executives, except for decisions related to awards under the 1991 Plan (which are made by a separate committee of the Board). The Committee's task is to establish reasonable and appropriate executive compensation guidelines which meet their stated purposes and effectively serve the needs of the Company and its stockholders. The Committee's current members are Henry T. Blackstock and Allan C. Silber.

Compensation Philosophy and Policies for Executive Officers

    The Company's primary goal is to provide high quality patient care while maximizing stockholder value. The Company believes the best way to achieve this goal is twofold: (i) to be a leader in providing relevant, high quality health services, and (ii) to establish a reputation as a desirable employer and responsible corporate citizen. The Compensation Committee seeks to link this goal and the Company's compensation programs by aligning the interests of its stockholders and management personnel, including its executive officers, and believes this alignment increases the likelihood of the Company's success on both a short-term and long-term basis.

    The Company's executive compensation program is consistent with its compensation program for all management levels. For example, all key employees, including executive officers, are eligible to participate in the 1991 Plan, and the Company has an Employee Stock Purchase Plan in which approximately 13% of the Company's eligible employees participate.

    The Company's executive compensation program supports the Company's objective of creating stockholder value by:

    - Emphasizing pay for performance by making a significant portion of executive compensation "at risk."

    - Aligning the interest of executives with the long-term interest of stockholders by awarding stock options at current market prices which can only have value to the executives through long-term stock appreciation.

    - Providing compensation opportunities that attract and retain talented and committed executives on a long-term basis.

    - Balancing the Company's short-term and long-term business, financial and strategic goals.

    The Company's executive compensation program is comprised of three principal components: base salary, annual incentive bonus, and long-term incentive opportunity through nonqualified stock options. The combination of these various compensation elements is designed to encourage management to balance the Company's short-term and long-term goals.

    The Company intends the annual executive pay targets (base salary plus incentive bonus) to be competitive with executive compensation of other U.S. public health care companies. The Compensation Committee compares the Company's executive pay targets with the annual executive pay of those companies which are included in the Home Health Care Services Group, the peer group used for comparison purposes in the Stock Performance Graph appearing on page 20 of this Proxy Statement. Because the Home Health Care Services Group is small and complete information is not available, the Compensation Committee also compares the Company's executive pay targets with those of companies outside of this group. Since the Company's competitors for executive talent are more numerous than the entities included in the Home Health Care Services Group, such broader-based comparison is appropriate. By analyzing competing compensation packages, the Compensation Committee hopes to attract and retain talented and committed executives on a long-term basis.

Base Salary

    With the help of the Chief Executive Officer, the Compensation Committee evaluates all management salaries, including executive salaries, on a regular basis. In these evaluations, the Compensation Committee considers levels of responsibility, individual performance, internal equity, external pay practices, and achievement of the Company's strategic goals. Regarding external pay practices, the Compensation Committee seeks to set base salaries for executive officers at approximately the market rate of the Company's competitors for executive talent, as determined based on information gathered from outside sources.

Annual Incentives

    Annual incentive bonus awards are designed to focus management attention on key operational goals for the current fiscal year. In this way the Company strives to meet the objective of emphasizing performance-based compensation. The key operational goals are specific to each executive's area of responsibility. Specific weighting is assigned for identified financial, strategic and management practices goals. Up to 50% of the available bonus percentage for each executive officer is tied to the Company's overall profitability, generally defined by achievement of the annual budget as approved by the Board.

    Generally, Company executives may earn a bonus equal to between 20% and 50% of their annual base salaries based upon achievement of their specific operational goals and achievement by the Company or business unit of its financial targets. At the end of each fiscal year, the Compensation Committee evaluates performance in light of these goals on an arithmetic scale with pre-established weighting, and has the discretion to adjust these calculations if circumstances warrant.

    Criteria for the Company's 1999 annual incentive bonus awards were based upon certain operational and financial goals. Upon evaluation of the operational and financial performance of the Company during 1999, the Compensation Committee determined to award annual bonuses to the Company's executive officers.

Long-Term Incentives

    The Company's long-term incentive compensation program consists of nonqualified stock options which are related to improvement in long-term stockholder value. Options are the right to purchase shares of Common Stock at their fair market value on the trading day immediately preceding the date the option is granted. Options thus will only have value if the Company's stock price increases. Stock option grants are designed to align executive interests with the long-term interest of stockholders.

    The Board of Directors' Disinterested Stock Option Committee grants stock options, not the Compensation Committee. The Disinterested Stock Option Committee selects the number of shares covered by each grant based on an executive's level of responsibility and past and anticipated contributions to the Company.

Chief Executive Officer Compensation

    Mr. Furlong is the Company's Chief Executive Officer. Pursuant to the terms of his Employment Agreement, Mr. Furlong does not receive the same employee benefits as other senior executive officers of the Company. Mr. Furlong receives $35,000 per month in compensation for his services under the Employment Agreement. The Employment Agreement provides for an annual incentive bonus of up to 100% of his annual base salary based upon the Company's operational and financial performance measured against agreed upon goals and objectives (See "Employment and other Agreements" appearing on page 12 in this Proxy Statement).

Tax Regulations

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for executive compensation in excess of $1 million. It is not anticipated that the Company will pay any of its executive officers compensation in excess of $1 million in the 2000 fiscal year and, accordingly, to date the Company has not adopted a policy in this regard.

                                       Report Submitted By:


                                       Henry T. Blackstock
                                       Allan C. Silber

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As noted above, the Compensation Committee is currently composed of Directors Blackstock and Silber. Former Director Thomas A. Dattilo also served on the Compensation Committee during 1999 and until he resigned in March 2000. No member of the Compensation Committee is or has been an employee of the Company.

STOCK PERFORMANCE GRAPH

    The stock performance graph shown below is not deemed to be part of any document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the Company.

    The following graph compares the cumulative total returns of the Company's Common Stock with those of NASDAQ Market Index and the Home Health Care Services Group (SIC Number 8082) Index, a peer group index compiled by Media General Financial Services. The peer group includes approximately 25 companies, excluding the Company.

    Cumulative return assumes $100.00 invested in the Company or respective indices on January 1, 1995 with dividend reinvestment through December 31, 1999.

    The comparisons in this table are required by the SEC and are not indicative of possible future performance of the Company's Common Stock.

                                    1994       1995        1996       1997       1998       1999
                                    ----       ----        ----       ----       ----       ----
AMERICAN HOMEPATIENT, INC.         100.00     124.21      257.90     222.41      17.15       5.11
SIC CODE INDEX                     100.00      96.77       87.80      89.86     135.55     210.28
NASDAQ MARKET INDEX                100.00     129.71      161.18     197.16     278.08     490.46

    The graph presents information since January 1, 1995. The Company does not directly tie executive compensation to stock performance. The Board's Compensation Committee will determine the future impact, if any, of stock performance on executive compensation.

INFORMATION INCORPORATED BY REFERENCE

    The Company has incorporated certain financial information by reference to the Annual Report on Form 10-K, a copy of which is included with this Proxy Statement. The financial information incorporated by reference includes (i) Selected Consolidated Financial Data; (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations; (iii) Changes in and Disagreements with Accountants on Accounting and Financial Disclosure; and (iv) Quantitative and Qualitative Disclosures about Market Risk.

PROXY                      AMERICAN HOMEPATIENT, INC.                      PROXY
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 31, 2000
                   THE BOARD OF DIRECTORS SOLICITS THIS PROXY

    The Annual Meeting will be held on May 31, 2000, at 10:30 a.m. Central Daylight Time, at 1800 AmSouth Center (formerly First American Center), 315 Deaderick Street, Nashville, Tennessee 37238. The undersigned hereby appoints Thomas E. Mills and Marilyn O'Hara, or either of them, as proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting, and at any adjournments or postponements thereof, in accordance with the following instructions:

PROPOSAL 1  APPROVAL OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

            [ ]  FOR the approval of                            [ ]  WITHHOLD AUTHORITY to vote
                 the entity listed below                             for the approval of the entity listed below

                              Arthur Andersen LLP

PROPOSAL 2 In the discretion of the proxies on such other matters as may properly come before the meeting.

  [ ]  FOR                      [ ]  AGAINST                      [ ]  ABSTAIN

                          (Continued on reverse side)

                          (Continued from other side)

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSAL 1, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

                                                  Dated: ---------------- , 2000

                                                  ------------------------------

                                                  Dated: ---------------- , 2000

                                                  ------------------------------
                                                  Signatures of stockholder(s)
                                                  should correspond exactly with
                                                  the name printed hereon. Joint
                                                  owners should each sign
                                                  personally. Executors,
                                                  administrators, trustees,
                                                  etc., should give full title
                                                  and authority.